UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2016

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed, a committee (the “Special Committee”) of members of the Board of Directors (the “Board”) of Alon USA Energy, Inc. (the “Company”) was established and has reviewed a number of strategic alternatives, including a potential business combination with Delek US Holdings, Inc. (“Delek”). The Special Committee is comprised of directors with no affiliation with Delek.

On October 14, 2016, Delek delivered a proposal to the Special Committee to acquire all of the Company’s outstanding shares of common stock not already owned by Delek in an all-stock transaction at a fixed exchange ratio of 0.44 shares of Delek common stock for each outstanding share of the common stock of the Company. A copy of the proposal is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The proposal is subject to the negotiation and execution of a definitive agreement and approval of such definitive agreement and the transactions contemplated thereunder by the board of directors of Delek and the Special Committee, as well as Alon’s non-Delek stockholders. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated.

On October 17, 2016, the Company issued a press release announcing its receipt of the proposal. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” which reflect the Company’s views and assumptions on the date of this Current Report on Form 8-K regarding future events, results or outcomes. These forward-looking statements include statements about, among other things, the transactions described in Delek’s proposal. These statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, including the risk that the proposed transaction is not consummated at all or on the initial terms proposed or any other terms, that may cause actual results to differ materially from any future events, results, performance or achievements expressed or implied by the forward-looking statements. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update or revise publicly any such forward-looking statements. The Company cautions you not to place undue reliance on these forward-looking statements. Please refer to the Company’s filings with the Securities and Exchange Commission (“SEC”) for more detailed information regarding these risks, uncertainties and assumptions.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Correspondence from Delek US Holdings, Inc. to Alon USA Energy, Inc., dated October 14, 2016.
99.2	Press Release dated October 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.
Date:	October 17, 2016	By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Correspondence from Delek US Holdings, Inc. to Alon USA Energy, Inc., dated October 14, 2016.
99.2	Press Release dated October 17, 2016.